                    EARLE M. JORGENSEN HOLDING COMPANY, INC.


                           INCENTIVE AND NON-QUALIFIED
                             STOCK OPTION AGREEMENT

     INCENTIVE AND NON-QUALIFIED STOCK OPTION AGREEMENT (the "Agreement"), dated as of January 30, 1997, between EARLE M. JORGENSEN HOLDING COMPANY, INC., a Delaware corporation (the "Company"), and ______________________ (the "Employee"), pursuant to the Earle M. Jorgensen Holding Company, Inc. Option Plan, as the same may be amended from time to time (the "Plan").

     WHEREAS, in conjunction with his employment, the Company determined to grant options to the Employee;

     WHEREAS, the Company has adopted the Plan to effect such grants and future grants; and

     WHEREAS, the Employee is a key employee as contemplated by the Plan and the Committee has determined that it is in the interest of the Company to grant these options to the Employee.

     NOW THEREFORE, in consideration of the promises and subject to the terms and conditions set forth herein and in the Plan, the parties hereto agree as follows:

     1. CONFIRMATION OF GRANT; OPTION PRICE. The Company hereby evidences and confirms the grant to the Employee, effective as of the date hereof (the "Grant Date"), of options to purchase from the Company _________ shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), which shall become exercisable, if at all, as provided in Section 2(a) (the "Options"). The Options shall have an option exercise price of $____ per share (the "Option Price"), which is not less than the Fair Market Value per share of the Common Stock on the Grant Date. The Options granted pursuant to this Agreement are subject in all respects to the terms of the Plan, all of which terms are made a part of and incorporated into this Agreement. Capitalized terms used herein, but not defined herein, shall have the same meanings set forth in the Plan. The Options granted hereunder are intended to be Incentive Stock options within the meaning of section 422 of the Internal Revenue Code of 1986, as amended, to the maximum extent possible in light of the limitations contained in section 422(d) of the Code on the amount of Common Stock which may be treated as subject to Incentive Stock Options, with any portion of the Options which exceeds such limitations to be treated as Non-Qualified Stock Options.

     2. EXERCISABILITY. Subject to Section 11 hereof, the options will become exercisable, it at all, in accordance with the following provisions of this
Section 2.

          (a) OPTIONS. Except as otherwise provided in this Agreement, the Options shall be exercisable
________________________________________________________________________________
__________, PROVIDED that the Employee is in the continuous employment of the Company or a Subsidiary from the Grant Date to the applicable vesting date and, PROVIDED, FURTHER, that in all events 100% of such Options shall become exercisable at the time and under the circumstances described in Section 5.

          (b) NORMAL EXPIRATION DATE. Unless an earlier termination date is specified in accordance with Section 2, 4 or 5, the Options shall terminate on the tenth anniversary of the Grant Date (the "Normal Expiration Date"). Once Options have become exercisable pursuant to this Section 2, such Options may be exercised, subject to Sections 4 and 11 hereof, at any time and from time to time until the Normal Expiration Date.

     3. METHOD OF EXERCISE AND PAYMENT. Subject to Section 11, the Options may be exercised by the Employee subject to such terms and conditions as are established by the Committee, which shall require that written notice of exercise be given and that the Option Price be paid in full at the time of exercise (i) in cash or cash equivalents, including an assignment of the right to receive cash proceeds from the sale of any Common Stock subject to the Option, (ii) in already owned shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to such Option Price, (iii) in a combination of cash and Common Stock or (iv) in accordance with such procedures or in such other form as the Committee shall from time to time determine. As soon as practicable after receipt of a written exercise notice and payment in full of the Option Price of any exercisable options, the Company shall deliver to the Employee a certificate or certificates representing the shares of Common Stock acquired upon the exercise thereof, registered in the name of the Employee, provided that, if the Company, in its sole discretion, shall determine that, under applicable securities laws, any certificates issued under this
Section 3 must bear a legend restricting the transfer of such Common Stock, such certificates shall bear the appropriate legend.

     4.   TERMINATION OF EMPLOYMENT.

          (a) SPECIAL TERMINATION. In the event that the Employee's employment with the Company and the Subsidiaries terminates by reason of the Employee's death or Disability (each a "Special Termination"), then 100% of any Options held by the Employee which are then exercisable may be exercised by the Employee or the Employee's beneficiary as designated in accordance with Section 9, or if no such beneficiary is named, by the Employee's estate, at any time prior to the first anniversary of the Employee's termination of employment or the Normal Expiration Date of the Options, whichever period is shorter. All Options held by the Employee which are not then exercisable shall terminate and be cancelled immediately upon a Special Termination.

          (b) TERMINATION FOR CAUSE. Unless otherwise determined by the Committee, in the event that the Employee's employment with the Company and the Subsidiaries is terminated for Cause, all Options then held by the Employee, whether or not then exercisable, shall terminate and be cancelled immediately upon such termination of employment.

          (c) OTHER TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Committee, in the event that the Employee's employment with the Company and the Subsidiaries terminates for any reason other than (a) a Special Termination or (b) for Cause, then any Options held by the Employee which are exercisable at the date of the Employee's termination of employment shall be exercisable at any time up until the 60th day following the expiration of the Notice Period (as defined in Section 8 hereof) (or, in the event that the Employee dies after terminating his employment, but within the period during which the Options would otherwise be exercisable hereunder, the 120th day after the date of the Employee's death) or the Normal Expiration Date of the Options, whichever period is shorter, but any Options held by the Employee that are not then exercisable shall terminate and be cancelled immediately upon such termination of employment.

          (d) COMMITTEE DISCRETION. Notwithstanding anything else contained herein to the contrary, the Committee may at any time extend the post-termination exercise period of all or any portion of the options outstanding that have not terminated up to and including, but not beyond, the Normal Expiration Date of such Options.

     5.   CHANGE IN CONTROL.

          (a) ACCELERATED VESTING AND PAYMENT. Unless the Committee shall otherwise determine in the manner set forth in Section 5(b), in the event of a Change in Control, each outstanding Option (regardless of whether such Options are at such time otherwise exercisable) shall be cancelled in exchange for a payment in cash of an amount equal to the excess, if any, of the Change in Control Price over the Option Price.

          (b) ALTERNATIVE OPTIONS. Notwithstanding Section 5(a), no cancellation, acceleration of exercisability, vesting or cash settlement or other payment shall occur with respect to any Option in connection with a Change in Control if the Committee reasonably determines in good faith, prior to the occurrence of such Change in Control, that such Option shall be honored or assumed or new rights substituted therefor (such honored, assumed or substituted Option being hereinafter referred to as an "Alternative Option") by the new employer, PROVIDED that any such Alternative Option must:

               (i) provide the Employee that held such Option with rights and entitlements substantially equivalent to or better than the rights, term and conditions applicable under such Option, including, but not limited to, an identical or better exercise and vesting schedule and identical or better timing and methods of payment;

               (ii) have substantially equivalent economic value to such Option (determined at the time of the Change in Control); and

               (iii) have terms and conditions which provide that in the event that the Employee's employment is involuntarily terminated or constructively terminated following a Change in Control any conditions on the Employee's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Option shall be waived or shall lapse, as the case may be.

     6. TAX WITHHOLDING. (a) Whenever Common Stock is to be issued pursuant to the exercise of an Option or any cash payment is to be made hereunder, the Company shall have the power to withhold, or require the Employee to remit to the Company, an amount sufficient to satisfy all Federal, state and local withholding tax requirements relating to such transaction, and the Company may defer payment of cash or issuance of Common Stock until such requirements are satisfied.

          (b) Employee may, at the discretion of the Board, satisfy any mandatory federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means or by a combination of such means: (1) tendering cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to Employee as a result of the exercise or acquisition of stock under the Option provided that such arrangement will not result in a charge to the Company's reported earnings; or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company that have been held for the period required to avoid a charge to the Company's reported earnings.

     7. NONTRANSFERABILITY OF AWARDS. No Options granted hereby may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or, on such terms and conditions as the Committee shall establish, to a Permitted Transferee. All rights with respect to options granted to the Employee hereunder shall be exercisable during his lifetime only by such Employee or, if applicable, a Permitted Transferee. Following the Employee's death, all rights with respect to Options that were exercisable at the time of the Employee's death and have not terminated shall be exercised by his designated beneficiary, his estate or, if applicable, a Permitted Transferee.

     8.   REPURCHASE AND SETTLEMENT OF OPTIONS.   Upon receipt of notice from
the Employee of his exercise of any Options hereunder, the Company may, in lieu of accepting payment of the Option Price therefor and delivering the number of shares for which the options are being exercised, either (i) pay the Employee an amount in cash, in lieu of permitting the Employee to exercise such Options, or
(ii) deliver to the employee a lesser number of shares of Common Stock having an aggregate Fair Market Value on the date of exercise, in any such case, equal to the excess, if any, of the aggregate Fair Market Value of the shares of Common Stock as to which the Options are being exercised over the aggregate Option Price for such shares. In addition, during the 60 day period following any termination of the Employee's employment with the Company and the Subsidiaries (the "Notice Period"), the Company may repurchase all or any portion of the Options then held by the Employee that are exercisable as of the date of such termination for a cash payment equal to the excess, if any, of (x) the Fair Market Value of the shares of Common Stock covered by such Options (or any portion thereof that the Company elects to repurchase hereunder) over (y) the aggregate Option Price for such shares.

     Notwithstanding anything else contained herein to the contrary, in the event of any such repurchase or other transaction described in this Section 8 at any time prior to a Public Offering, if the date of such repurchase or other transaction (the "Exercise Date") is on or after the first day of the seventh month of any fiscal year, (i) the Fair Market Value of any share of Common Stock shall be calculated by reference to the most recent report to the Company describing the conclusions of an independent valuation consultant or appraiser of recognized national standing reasonably satisfactory to Kelso as to the value of the Common Stock as of the last day of the last ended fiscal year of the Company or such other more recent date requested by the Company (an "Appraisal Date") rendered prior to such Exercise Date, increased (or reduced) by the product (the "Adjustment Amount") of (A) the increase (decrease) in such Fair Market value from the Appraisal Date used in such last report to the Appraisal Date used in the next report issued following such Exercise Date, multiplied by
(B) a fraction, the denominator of which is the number of days in the period between the Appraisal Dates preceding and following the Exercise Date and the numerator of which is the number of days elapsed from the earlier Appraisal Date to such Exercise Date and (ii) (A) the Company shall pay the Employee the amount described in the foregoing provisions of this Section 8 based on the Fair Market Value as determined by the most recent appraisal report prior to the Exercise Date within 30 days following the Exercise Date, and (B) within 30 days following the Appraisal Date following the Exercise Date, the Company shall pay the Employee or the Employee shall pay to the Company, as the case may be, the Adjustment Amount. Upon payment of cash or distribution of shares of Common Stock pursuant to this Section 8, the Employee's rights as to the portion of the Options which is the subject of such payment or distribution shall be deemed satisfied in full.

     9. BENEFICIARY DESIGNATION. The Employee may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) by whom any right under the Plan and this Agreement is to be exercised in case of his death. Each designation will revoke all prior designations by the Employee, shall be in a form reasonably prescribed by the Committee and will be effective only when filed by the Employee in writing with the Committee during his lifetime. If no beneficiary is named, or if a named beneficiary does not survive the Employee, Section 9.2 of the Plan shall determine who may exercise the Employee's rights under the Plan.

     10. ADJUSTMENT IN CAPITALIZATION. The number, class and exercise price of any outstanding Options (and the number of shares of Common Stock subject to outstanding Options) shall be adjusted by the Committee if, in its sole discretion, it shall deem such an adjustment to be necessary or appropriate to reflect any stock dividend, stock split or share combination of, or extraordinary cash dividend on, the Common Stock or recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar event affecting the Common Stock of the Company.

     11. REQUIREMENTS OF LAW. The issuance of shares of Common Stock pursuant to the Options shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. No shares of Common Stock shall be issued upon exercise of any Options granted hereunder if such exercise or issuance would result in a violation of applicable law, including the federal securities laws and any applicable state securities laws.

     12. NO GUARANTEE OF EMPLOYMENT. Nothing in this Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate the Employee's employment at any time or confer upon, the Employee any right to continue in the employ of the Company or any Subsidiary.


     13. NO RIGHTS AS STOCKHOLDER. Except as otherwise required by law, the Employee shall not have any rights as a stockholder with respect to any shares of Common Stock covered by the options granted hereby until such time as the shares of Common Stock issuable upon exercise of such Options have been so issued. Notwithstanding anything else contained herein to the contrary, the exercise of any portion of the Options conveyed hereby is expressly conditioned upon the Employee becoming a party to the Stockholders Agreement with respect to any shares of Common Stock to be acquired upon such exercise.

     14. INTERPRETATION; CONSTRUCTION. Any determination or interpretation by the Committee under or pursuant to this Agreement shall be final and conclusive on all persons affected hereby. In the event of a conflict between any term of this Agreement and the terms of the Plan, the terms of the Plan shall control.

     15. AMENDMENTS. The Committee shall have the right, in its sole discretion, to alter or amend this Agreement from time to time as provided in the Plan in any manner for the purpose of promoting the objectives of the Plan, provided that no such amendment shall in any manner adversely affect the Employee's rights under this Agreement without the Employee's consent. Subject to the preceding sentence, any alteration or amendment of this Agreement by the Committee shall, upon adoption thereof by the Committee, become and be binding and conclusive on all persons affected thereby without requirement for consent or other action with respect thereto by any such person. The Company shall give written notice to the Employee of any such alteration or amendment of this Agreement as promptly as practicable after the adoption thereof. This Agreement may also be amended by a writing signed by both the Company and the Employee.

     16.  MISCELLANEOUS.

          (a) NOTICES. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified mail, return receipt requested, postage prepaid or by any recognized international equivalent of such mail delivery, to the Company or the Employee, as the case may be, at the following addresses or to such other address as, the Company or the Employee, as the case may be, shall specify by notice to the other party:

               (i)    if to the Company, to:
                      Earle M. Jorgensen Holding Company, Inc.
                      3050 East Birch Street
                      Brea, California 92822
                      ATTENTION:  Secretary

with a copy to:

                      James J. Connors, II, Esq.
                      Kelso & Company, Inc.
                      320 Park Avenue
                      New York, New York 10022

               (ii) if to the Employee, to the Employee's last known home address.

All such notices and communications shall be deemed to have been received on the date of delivery or an the third business day after the mailing thereof.

          (b) BINDING EFFECT; BENEFITS. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

          (c)  WAIVER.  Either party hereto may by written notice to the other
(i) extend the time for the performance of any of the obligations or other actions of the other under this Agreement, (ii) waive compliance with any of the conditions or covenants of the other contained in this Agreement and (iii) waive or modify performance of any of the obligations of the other under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

          (d) ASSIGNABILITY. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Employee without the prior written consent of the other party.

          (e) APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware, regardless of the law that might be applied under principles of conflict of laws.


          (f) SECTION AND OTHER HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Employee have duly executed this Agreement as of the date first above written.



                                   EARLE M. JORGENSEN HOLDING COMPANY, INC.



                                   By:
                                      ---------------------------
                                        Name:
                                               ------------------
                                        Title:
                                               ------------------

                                   EMPLOYEE



                                   ------------------------------